SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of
                  the Securities Exchange of Act of 1934




      Date of Report (Date of earliest event reported): February 7, 1996



                              HOGAN SYSTEMS, INC.
          (Exact name of registrant as specified in its charter)




                                  Delaware
             (State or other jurisdiction of incorporation)



                 0-12317                                  75-1558550
     (Commission File Number)                (IRS Employer Identification No.)


                       5080 Spectrum Drive, Suite 400E
                              Dallas, Texas 75248
             (Address of principal executive offices and zip code)

      Registrants telephone number, including area code: (214) 386-0020

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Item 5. Other Events

      On February 7, 1996, the Registrant agreed to a revised merger agreement with The Continuum Company. In such agreement, the exchange ratio was reduced from .0355555 of a share of Continuum stock for each share of Hogan stock to a ratio of 0.315. An agreement has been made that operating performance will not form the basis for any further action to postpone, terminate or amend the merger agreement.

      The  press   release  also   announced   the  waiting   period  under  the
Hart-Scott-Rodino Antitrust Improvements Act of 1976 has expired.

      The information contained in the press release attached hereto as Exhibit 99 is incorporated by reference.



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Item 7. Financial Statements and Exhibits


        99       Press release dated February 7, 1996



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                               SIGNATURES
                               ----------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



HOGAN SYSTEMS, INC.
-------------------
(Registrant)


By: s/s David R. Bankhead
    --------------------------
        David R. Bankhead
    Senior Vice President and
     Chief Financial Officer

DATE: February 14, 1996


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EXHIBIT INDEX



Exhibit                                                      Page
-------                                                      ----
99    Press release dated February 7, 1996                     6

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